UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 16, 2011, the Company posted internally for its employees certain Additional Employee Questions and Answers relating to the Company’s proposed acquisition by an affiliate of Siris Capital Group, LLC pursuant to an Agreement and Plan of Merger dated as of November 6, 2011 (the “Merger Agreement”). The Additional Employee Questions and Answers are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and to mail to its shareholders a Proxy Statement in connection with the merger transaction. The Proxy Statement will contain important information about the Company, Parent, the merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and Parent through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, 5200 Paramount Parkway, Morrisville, North Carolina 27560 (919) 380-6148.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and in its Proxy Statement dated April 6, 2011 for the Company’s 2011 Annual Meeting of Shareholders, both of which were filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the transaction will be included in the Proxy Statement for the special meeting of the Company’s shareholders to be held to approve the transactions contemplated by the Merger Agreement and other relevant documents regarding the merger, when filed with the SEC.

Forward-Looking Statements

This document may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results and events to differ materially from our expectations. These risk factors include the conditions precedent to the consummation of the proposed merger, including obtaining antitrust approvals in the U.S. and other jurisdictions; the risk that the contemplated merger does not occur; the risk that key employees of the Company will not be retained; the expenses of the proposed merger; and other risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, in the Company’s Quarterly Reports on Form 10-Q for the 2011 first, second and third quarters and in our other filings with the SEC, which filings contain and identify important factors that could cause actual results and events to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this document.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Additional Frequently Asked Questions and Answers for Company Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec

Dated: November 16, 2011	By:	/s/ Stuart H. Kupinsky
Stuart H. Kupinsky
Senior Vice President, Corporate Affairs
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Additional Frequently Asked Questions and Answers for Company Employees